UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2010
VERINT SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34807	11-3200514

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 South Service Road, Melville, New York	11747

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (631) 962-9600
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On September 8, 2010, Verint Systems Inc. (“Verint”) issued a press release providing selected financial information for the fiscal quarter ended July 31, 2010. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference into Items 2.02 and 7.01 in its entirety.
Item 7.01 Regulation FD Disclosure.
The information referred to in “Item 2.02 Results of Operations and Financial Condition” above is hereby incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release of Verint Systems Inc., dated September 8, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2010	Verint Systems Inc.
	By:	/s/ Douglas E. Robinson
	Name:	Douglas E. Robinson
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of Verint Systems Inc., dated September 8, 2010.